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                                                                     EXHIBIT 4.1


INCORPORATED UNDER THE LAWS OF               SEE REVERSE FOR STATEMENTS RELATING
    THE STATE OF DELAWARE                          TO RIGHTS, PREFERENCES,
                                             PRIVILEGES AND RESTRICTIONS, IF ANY


This Certifies that



is the owner of


        FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK PAR VALUE
                             $0.001 PER SHARE, OF

                         -----INKTOMI CORPORATION-----

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate property endorsed. This certificate is not valid until countersigned and and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                         [SEAL OF INKTOMI CORPORATION]

 /s/ JERRY M. KENNELLY                          /s/ DAVID C. PETERSCHMIDT
          SECRETARY                                          PRESIDENT



                                       COUNTERSIGNED AND REGISTERED:
                                           NORWEST BANK MINNESOTA, N.A.
                                                    TRANSFER AGENT AND REGISTRAR

                                       BY
                                                            AUTHORIZED SIGNATURE
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series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

                      UNIF GIFT MIN ACT - ...............Custodian..............
                                              (Cust)                 (Minor)
                                          under Uniform Gifts to Minors
                                          Act...................................
                                                         (State)
                      UNIF TRF MIN ACT -  ........Custodian (until age.........)
                                             (Cust)
                                          ...............under Uniform Transfers
                                          to Minors Act.........................
                                                                 (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED,              hereby sell, assign and transfer unto
                         ------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
-------------------------------------------------------------------------
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
-----------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ------------------------------

                                       X
                                         ---------------------------------------
                                       X
                                         ---------------------------------------
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By
   ----------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE
17AG-15.